GENERAL ADMINISTRATION	12 Months Ended
Dec. 31, 2023
RESEARCH AND DEVELOPMENT EXPENSES
GENERAL ADMINISTRATION

9.GENERAL ADMINISTRATION

General administrative expenses consist of the following:

in € thousand	2023	2022	2021
Personnel expenses	(4,131)	(3,992)	(3,692)
Legal and consulting fees	(4,401)	(1,681)	(1,584)
External administrative expenses	(965)	(692)	(529)
Other administrative expenses	(3,042)	(607)	(493)
Total administrative expenses	(12,538)	(6,973)	(6,298)

External administrative expenses comprises allocated cost such as utilities, insurances, travel expenses or expenses for short-term leases. Other administrative expenses mainly include legal and consulting fees which increased significantly in 2023 due to the planned SPAC transaction.